UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 3, 2006

ABLE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15035	22-3520840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

198 Green Pond Road, Rockaway, NJ 07866
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 625-1012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2006, Able Energy, Inc. (the “Company”) provided formal notice to Nasdaq Stock Market of the Company’s intention to delist voluntarily the Company’s common stock from Nasdaq Capital Market effective as of the start of trading on October 13, 2006. Board of Directors of the Company believes this action is in the best interest of the stockholders since it should allow the Company to complete certain transactions which were previously approved by its stockholders, including the Company’s purchase of the assets of All American Plazas, Inc.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

(d)	The following exhibits are furnished with this report:

99.1	Press Release of Able Energy, Inc. dated October 4, 2006.

99.2	Letter by Able Energy, Inc. to Nasdaq Stock Market dated October 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of October 2006.

ABLE ENERGY, INC.

By: /s/ Christopher P. Westad
Christopher P. Westad Acting Chief Executive Officer